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                                                                   EXHIBIT 10.13

                              ORIGEN FINANCIAL, LLC
                            CAPITAL ACCUMULATION PLAN

         THIS PLAN, effective as of November 14, 2001 (the "Effective Date"), hereby established by Origen Financial, LLC, 260 East Brown Street, Suite 200, Birmingham, MI 48009 (the "Employer" or "Company"),

         WITNESSETH THAT:

         WHEREAS, the Company recognizes the valuable services performed for it by the employees participating in this Plan (the "Participants" or "Employees");

         WHEREAS, the Company desires to establish this Plan to provide supplemental compensation to a select group of management or highly compensated employees;

         WHEREAS, the Company intends that this arrangement shall be unfunded for tax purposes and for purposes of Title I of ERISA (as hereinafter defined), and if the Company establishes a trust (the "Trust") to assist it in meeting its obligations hereunder, the assets of the Trust shall be available to pay the claims of the Company's general creditors, and shall not cause this arrangement to be funded for tax purposes or for purposes of Title I of ERISA; and

         WHEREAS, the Company desires to provide the terms and conditions upon which the Company shall pay the supplemental compensation to the Participants;

         NOW, THEREFORE, in consideration of these premises, the Company hereby declares:

         1.       Establishment and Purpose.

                  a. Establishment. Company hereby establishes the Plan as of the Effective Date.

                  b. Name. The Plan shall be known as the "Origen Financial, LLC Capital Accumulation Plan."

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                  c.       Purpose. The purpose of this Plan is to provide
supplemental compensation to each Participant as provided herein.

         2.       Definitions.

                  Except as otherwise provided herein, the following terms shall have the definitions hereinafter indicated wherever used in this Plan with initial capital letters:

                  a. Beneficiary shall mean any person, entity, or any combination thereof designated in a Beneficiary Designation executed by a Participant to receive benefits under this Plan in the event of the Participant's death, or in the absence of any such designation, to his or her estate.

                  b. Beneficiary Designation shall mean a document (in such form as the Company may specify from time to time) providing for the designation by the Participant of his or her Beneficiary or Beneficiaries, as amended from time to time. The Beneficiary Designation may be included as part of a Participation Agreement.

                  c. Code shall mean the Internal Revenue Code of 1986, as amended, or any corresponding successor provisions.

                  d. Company shall have the same definition herein as the term "Employer."

                  e. Employee shall mean an employee of the Company who meets the conditions for eligibility and participation hereunder, including but not limited to, the requirement that all participants herein shall be members of a select group of management or highly compensated employees.

                  f. Employer shall mean Origen Financial, LLC, a Delaware limited liability company, and its successors and assigns.

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                  g.       ERISA shall mean the Employee Retirement Income
Security Act of 1974, as amended, or any corresponding successor provisions.

                  h. Participant shall have the same definition herein as the term "Employee."

                  i. Participation Agreement shall mean a document (in such form as the Company may specify from time to time) under which an individual agrees to be a participant under this Plan, and providing such matters as are set forth therein, which may include a Beneficiary Designation. The Participation Agreement may be in the form of Exhibit A attached hereto, or in such other form as the Company may designate from time to time.

                  j. Plan shall mean this Origen Financial, LLC Capital Accumulation Plan.

                  k.       Plan Year shall be the calendar year.

                  l. Year of Participation shall mean a calendar year in which the Employee is a Participant in this Plan and works at least one thousand (1,000) hours for the Company.

         3. Eligibility and Participation. In order to be eligible to participate in this Plan, an employee must have worked as a full-time employee for the Company for at least one year. The Company shall select the employees who may participate hereunder from time to time, provided that in order to become a Participant hereunder, such employee must (i) execute a Participation Agreement in such form as the Company may require from time to time, and (ii) be a member of a select group of management or highly compensated employees.

         4. Target Benefit Amount. An Employee's Participation Agreement shall specify a target benefit amount (herein the "Target Benefit Amount") for the Employee which shall be paid to the Employee as provided herein if the Employee completes at least ten (10) Years of Participation. If the Employee completes less than ten (10) Years of Participation, the amount of his or her benefit shall be determined as provided herein.

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         5.       Vesting of Target Benefit Amounts.

                  a. Benefit Payments Based Only on Vested Amounts. Notwithstanding any other provision herein, a Participant (or his or her Beneficiary) shall not receive any benefits hereunder unless such benefit amount is vested as provided herein.

                  b. Vesting Based on Years of Participation. A Participant shall be vested in his or her Target Benefit Amount based on the following schedule:

Years of Participation          Vested Percentage
----------------------          -----------------
Less than 3 Years                    -0-
3 Years                               30%
4 Years                               40%
5 Years                               50%
6 Years                               60%
7 Years                               70%
8 Years                               80%
9 Years                               90%
10 Years                             100%

Years of Participation for purposes of this vesting schedule shall not include any year before the individual became a Participant in this Plan.

         6. Benefit Amounts and Timing of Payments. No benefits shall be paid to an Employee under this Plan until the tenth (10th) anniversary of the date on which the Employee becomes a Participant of this Plan (although payments may be made to an Employee's Beneficiary if the Participant dies before receiving his or her benefit hereunder).

                  a. Benefit Payment Upon Completion of Ten Years of Participation. If the Employee completes ten (10) Years of Participation with the Company after becoming a Participant under this Plan, the Company shall pay the Target Benefit Amount to the Employee in a lump sum within sixty (60) days of the completion of the Employee's tenth (10th) Year of Participation under this Plan.

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                  b.       Benefit Payment if the Participant's Employment
Terminated Before Full Vesting.

                           (1)      In the event that a Participant's employment
with the Company terminates for any reason (other than death), before the Participant has completed at least three (3) Years of Participation under this Plan, the Company shall not be obligated to make any payment under this Plan to (or in respect of) the Employee.

                           (2)      In the event that a Participant's employment
with the Company terminates for any reason (other than death), after such Participant has completed at least three (3) Years of Participation, but before the Participant has completed ten (10) Years of Participation, the Company shall not pay any benefit to the Participant until the ten (10) year anniversary of the Employee becoming a Participant in this Plan. In such a case, the Company shall pay an amount equal to the vested portion of the Employee's Target Benefit Amount to the Employee in a lump sum within 60 days of the ten (10) year anniversary of the Employee's becoming a Participant under this Plan.

                  c. No Benefit Payment Upon Death While Employed. If the Participant dies when he or she is a full-time employee of the Company and before he or she has completed ten (10) Years of Participation, the Company shall have no obligation to pay any amount under this Plan to the Participant or the Participant's Beneficiary.

                  d. Benefit Payment if the Employee Dies After Terminating Employment But Before Receiving the Lump Sum Payment. If the Participant has terminated full-time employment with the Company, and dies before he or she receives the lump sum payment of the vested portion of his or her Target Benefit Amount, the Company shall pay the vested portion of

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the Employee's Target Benefit Amount to the Participant's Beneficiary within ninety (90) days of his or her death.

                  e. Obligation of the Company Under This Plan if the Company Forfeits its Interest in Split-Dollar Plan. In the event the Company forfeits all its rights in a life insurance policy (the "Policy") insuring an Employee subject to that certain Origen Financial, LLC Split-Dollar Plan dated November 14, 2001 (the "Split-Dollar Plan") under Section 13 of the Split-Dollar Plan (for failure to pay premiums due), the only obligation of the Company under this Plan to the Employee shall be to pay to the Employee in a lump sum within ninety (90) days of the Company's forfeiture under the Split-Dollar Plan an amount equal to the vested portion of the Employee's Target Benefit Amount in excess of the cash surrender value of the Policy transferred to the Employee under Section 13 of the Split-Dollar Plan.

                  f. Withholding. Notwithstanding any other provision herein, the Company shall be entitled to withhold from any amount payable under this Plan any amount required to be withheld for income or other taxes.

                  g. Payment Only from Employer Assets. A Participant has the status of a general unsecured creditor of the Company, and this Plan constitutes a mere promise by the Company to make benefit payments in the future. Any payment of benefits to a Participant or his or her Beneficiary shall be made from assets which shall continue, for all purposes, to be a part of the general assets of the Employer; no person shall have or acquire any interest in such assets by virtue of the provisions of this Plan. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Employer under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Employer.

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                  h.       Beneficiaries. A Participant may designate his or her
Beneficiary or Beneficiaries to receive the amounts as provided herein after his or her death by delivering in writing, in substantially the form as set forth in the Participation Agreement attached hereto as Exhibit A (or in such other form as the Company may designate from time to time). In the absence of such a designation, the Employer shall pay any such amount to the Participant's estate.

                  i. No Trust. Nothing contained in this Plan, and no action taken pursuant to its provisions shall create, or be construed to create, a trust of any kind. The Company may create a trust by a separate document to assist it in making payments hereunder, provided that any such trust shall not cause this Plan to be considered "funded" for purposes of the Code or ERISA. It is the intention of the parties that this arrangement shall be unfunded for tax purposes and for purposes of Title I of ERISA.

         7.       Administration of the Plan and Claims Procedure.

                  a. Determinations. The Company, or a committee or other group designated by the Company, shall make all determinations as to rights to benefits under this Plan. The Company (or its designee) shall have full power and authority to interpret, construe and administer this Plan. The interpretation and construction of this Plan by the Company (or its designee), and any action taken pursuant thereto, shall be binding and conclusive upon all parties in interest.

                  b. No Liability. In no event shall any employee, agent, officer or director of the Company (or its designee) be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of this Plan, so long as such action or omission to act is made in good faith.

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

                  c. Designation of Board of Managers. The Company hereby designates the Board of Managers to administer this Plan. The Board of Managers shall have all the authority as is granted to the Company under the terms of this Plan for the administration of this Plan in accordance with its terms and in ruling on such questions arising out of the administration, interpretation and application of the Plan. The Board of Managers may approve or disapprove all documents in connection herewith, and make all other determinations hereunder. Members of the Board of Managers may participate in the Plan, but no member of the Board of Managers shall be entitled to make decisions which relate solely to his or her own participation. The Company reserves the right to designate a different group or committee to administer this Plan from time to time, or to make any determinations directly at any time. If no such committee is designated at any time, such functions, as appropriate, may be conducted by the Company's Board of" Managers or other governing body. The Company's Board of Managers or other governing body hereby reserves the right to revoke such designation at any time and to make other designations (and to revoke such designations) at any time.

                  d. Claims Procedure. The following provisions are hereby made a part of this Plan and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"):

                  (1)      The named fiduciary under this Plan is the Company.

                  (2) This Plan is unfunded. All benefits shall be paid from the Company's general assets which at all times shall remain subject to the claims of the Company's general creditors.

                  (3) Direct payment by the Company is the basis of payment of benefits under this Plan.

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

                  (4) The following claims procedures shall apply For purposes of this Plan. Any and all persons presenting claims hereunder (individually or collectively, "Claimant") must follow these procedures.

                           (a) For claims procedure purposes, the "Claims Manager" shall be the chairperson of the Executive Committee (or the chairperson of any other group or committee designated by the Employer to administer the Plan, or a designated member of the Board of Managers or other governing body of the Employer).

                           (b) A Claimant shall make a claim for benefits hereunder by submitting a written claim to the Company (or its designee) in accordance with any procedures and guidelines established from time to time by the Company, and in the absence of any specific procedures or guidelines shall be delivered in the manner set forth herein for providing notice to the Company under this Plan. The Claims Manager shall decide whether the claim shall be allowed, and the following claims procedures shall apply:

                                    (i)      If for any reason a claim for
                           benefits under this Plan is denied by the Claims Manager, the Claims Manager shall deliver to the Claimant a written explanation setting forth: the specific reason or reasons for the denial; specific references to pertinent Plan provisions; a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and appropriate information as to the steps to be taken if the Claimant wishes to submit his or her claim for review, all

                                        9
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                           written in a manner calculated to be understood by
                           the Claimant. For this purpose:

                                             (A)      The Claimant's claim shall
                                    be deemed filed when delivered in writing as provided herein.

                                             (B)      The Claims Manager's
                                    explanation shall be in writing delivered to the Claimant within 90 days of the date the claim is filed, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Claims Manager expects to render the final decision.

                                        (ii)     The Claimant shall have 60 days
                           following his or her receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the Claimant or his or her representative may review pertinent documents and submit issues and comments in writing.

                                        (iii)    On review, a decision shall be
                           made within 60 days after the Claims Manager's receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later

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

                           than 120 days after receipt of the request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, as well as specific references to the pertinent Plan provisions on which the decision is based. If the decision on review is not furnished within such time, the claim shall be deemed denied on review. The Claims Manager may designate an appropriate person to review the claim, who may be a member of the Company's Board of Managers or other governing body, or a member of any other group or committee designated hereunder.

         8. Non-Assignability of Benefits. A Participant's rights to benefit payments under this Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or the Participant's Beneficiary. Neither any Participant nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. Such amounts shall not be subject to seizure by any creditor of a Participant or any Beneficiary hereunder, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy or insolvency of any Participant or any Beneficiary hereunder. Any such attempted assignment or transfer shall be void and shall terminate the Participant's participation in this Plan, and the Company shall thereupon have no further liability hereunder with respect to such Participant and his or her Beneficiary.

         9. Amendment. The Company may amend, alter, modify or terminate this Plan on a prospective basis at any time, provided that no such amendment, alteration, modification or termination shall adversely affect a Participant's entitlement to benefits which are vested (as provided herein) prior to the amendment, alteration, modification or termination of this Plan. This Plan may be amended, altered or modified on a retroactive basis by a written agreement signed by the Company at any time, provided that if any such amendment, alteration or modification would reduce a Participant's benefit amount which has already vested, such amendment, alteration or modification will only apply to such Participant if he or she signed a written document agreeing to such amendment, alteration or modification.

         10. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Plan by the Company or any Participant or Beneficiary shall be in writing, and shall be signed by the person or entity giving or making the same. Any such notice may be hand-delivered or mailed as provided herein. If such notice, consent or demand is mailed, it shall be sent by United States certified or registered mail, postage prepaid, addressed to the attention of the President of the Company at the principal office of the Company, or if to a Participant or Beneficiary, to such individual or entity's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

         11. Tax Withholding. The Company shall have the right to deduct from all payments made under this Plan any federal, state or local taxes required to be withheld on such payments.

         12. No Guarantee of Continued Employment. Nothing herein shall be interpreted to guarantee a Participant continued employment with the Company, and nothing herein shall be interpreted to impact the ability of the Company to terminate the employment of any Participant at any time.

         13. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its conflict of law rules.

         IN WITNESS WHEREOF, the Company has executed and adopted this Plan as of the Effective Date.

                                               ORIGEN FINANCIAL, LLC

                                               BY: /s/ RONALD A. KLEIN
                                                   ----------------------------
                                                   Print Name: RONALD A. KLEIN
                                                   Print Title: CEO

                                                           "Company"

                              ORIGEN FINANCIAL, LLC
                            CAPITAL ACCUMULATION PLAN

                                    EXHIBIT A

                             PARTICIPATION AGREEMENT

Name of Employee: ____________________________________

Employee's Address: __________________________________

                    __________________________________

Employee's Social Security Number: ___________________

Employee's Date of Birth: ____________________________

                           I. AGREEMENT TO PARTICIPATE

         The undersigned employee of Origen Financial, LLC hereby agrees to be a Participant under the Origen Financial, LLC Capital Accumulation Plan (the "Plan"). The undersigned Participant agrees to execute any and all other documents and to take any and all other steps as may be reasonably required in connection with his or her participation under the Plan. If the Company desires to acquire life insurance on the life of the Employee in order to assist the Company in meeting its obligations under this Plan, the Employee agrees to cooperate in allowing the Company to obtain and maintain such insurance coverage.

                            II. TARGET BENEFIT AMOUNT

         The Target Benefit Amount for the Participant as described in Section 4 of this Plan is $______________________ .

                          III. BENEFICIARY DESIGNATION

                CAREFULLY READ THE INSTRUCTIONS FOUND AT THE END
                      OF THIS AGREEMENT BEFORE PROCEEDING.

         No benefit will be paid under this Plan if the Participant dies while he or she is a full-time employee of the Company. The only time an amount would be paid to a Beneficiary would be if the Participant terminates employment with the Company and then dies before he or she has received the vested benefit amount under this Capital Accumulation Plan. The Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to the Origen Financial, LLC Capital Accumulation Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and fully identify any Trust by the Name of the Trust, Date of Execution of the Trust, the Trustee's Name, the trust's address, and the employer identification number of the trust):

Primary Beneficiary(ies)

_____________________________________________

_____________________________________________

Contingent Beneficiary(ies)

_____________________________________________

_____________________________________________

The Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when the Participant and the Company have executed a new or amended Participation Agreement, in the manner as specified by the Company from time to time, or on a future date specified by any such new or amended Participation Agreement.

         IN WITNESS WHEREAS, the Company and the Participant have executed this Participation Agreement on the dates designated below.

Date: _____________________                        _____________________________
                                                   Signature of Participant

                                                   ORIGEN FINANCIAL, LLC

Date: _____________________                        By: _________________________
                                                   Print Name: _________________
                                                   Print Title: ________________

                         INSTRUCTIONS FOR COMPLETION OF
                       BENEFICIARY DESIGNATION PROVISIONS

         As a participant in the Origen Financial, LLC Capital Accumulation Plan, you are entitled to designate a beneficiary who will receive your benefits under the Plan only in the event you terminate full-time employment with the Company and then die before receiving your vested benefit payment under this Plan. We recommend that you consult your tax advisor concerning the completion of this agreement to assure that the desired federal tax consequences are achieved.

         The Agreement should be executed in triplicate. All three copies must be mailed or delivered to the Company at the following address: Origen Financial, LLC, 260 East Brown Street, Suite 200, Birmingham, MI 48009, to the attention of____________________________. One copy will be returned to you, and it should be kept with your other important documents.

         If no Primary Beneficiary is alive when the payment becomes due, the benefit will be paid in equal shares to those of the Contingent Beneficiaries who are alive when the payment becomes due.

         If you fail to designate a beneficiary, or if no designated beneficiaries are alive when the payment becomes due, or if insufficient information is available to reasonably determine your intent, the death benefits under Plan will be paid to your estate.

         THIS BENEFICIARY DESIGNATION DOES NOT ALTER OR MODIFY THE PROVISIONS OF THE PLAN. IN THE EVENT THAT THIS AGREEMENT INADVERTENTLY CONFLICTS WITH THE PROVISIONS OF THE PLAN, THE PROVISIONS OF THE PLAN SHALL CONTROL.

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